Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

[LOGO]

INVESTOR PRESENTATION

OCTOBER 2005

Table of Contents

Opteum Corporate Overview
Corporate Structure – Pending Merger with Bimini Mortgage Management
Opteum Strengths
Regional Offices

Opteum Financial Overview

Opteum Products
The Five Star Series
The Five Star Series Expanded
The Five Star Series Second Lien
Opteum Exception Process
C&S Marketing Reports
The Opteum Zone – Introducing Opteum’s AUE for Alt ‘A’, A- and Second Alt ‘A’

Opteum Mortgage Acceptance Corp. (OPTEMAC)

Senior Management Bios

Opteum Product Matrices

Safe Harbor Statement

These materials contain forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking statements are based on information available at the time and on management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q. The Company assumes no obligation to update forward looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

[LOGO]

[LOGO]

CORPORATE OVERVIEW

Opteum Corporate Overview

•                   1988 Peter Norden acquires Old Town Mortgage

•                   1989 Merger of Old Town Mortgage with First Builders Financial (Marty Levine, President) to create First Town Mortgage

•                   First Town Mortgage grows as a retail banker – 500 employees; $1.6 Billion funded in 1998

•                   June 1998 – starts joint venture – SouthStar Funding

•                   March 1999 – First Town sold to Chase Manhattan Mortgage Corp.

•                   September 1999 – forms new platform of Opteum Financial Services, LLC (formerly Homestar Mortgage Services, LLC)

•                   October 2003 – Conduit operation started

•                   December 2004 – Name change to Opteum Financial Services, LLC occurs

•                   January 2005 – Change of shelf name from HMAC to OPMAC to correspond with the name change

•                   August 1st 2005 – Opteum’s ownership in Southstar Funding released

•                   September 2005 – Merger with Bimini Mortgage Management, a Real Estate Investment Trust (REIT)

BIMINI MORTGAGE MANAGEMENT

•     Jeffrey J. Zimmer Chairman, CEO and President;

•     NYSE: BMM;

•     Bimini is a REIT, which primarily invests in mortgage-related securities

•     Began operations in 2003;

•     Definitive merger agreement with Opteum signed 9/29;

[LOGO]

Proposed Corporate Structure

[LOGO]

Opteum Financial Services (A wholly owned taxable subsidiary)	Opteum Mortgage Acceptance Corp.

Opteum Strengths

•                   Strong & experienced executive management team;

•                   Full spectrum origination channels - Retail, Wholesale & Conduit;

•                   Nationwide originations with geographic diversification;

•                   Originations for 2005* : $4.6 Billion; 2004: $4.6 Billion; and 2003: $2.8 Billion; 2002: $1.2 Billion

•                   Issued securitizations in the amount of $6.6 Billion (includes Alt ‘A’, Subprime, and 2ND mortgage loans)

•                   $8.8 Billion Servicing Portfolio as of August 2005;

•                   986 Opteum employees;

•                   Technology driven company. All origination channels incorporate an integrated systems throughout operations with edits that insure compliance for regulatory and predatory lending requirements;

•                   $3.4 Billion in available credit lines to fund production.

* 2005 production numbers reflected as of August 31, 2005

Regional Offices

[GRAPHIC]

Revised: August 31, 2005

[LOGO]

FINANCIAL OVERVIEW

Net Income Summary

[CHART]

Production by Channel

Volume Growth as of August 31, 2005

Opteum Financial Services:

Loan Production by Channel through August 31, 2005

[CHART]

* 2005 closed loan production based on actual data through August 31, 2005.

Warehouse Capacity

Name	Committed/ Uncommitted	Maturity	On / Off BS	Total

UBS	Uncommitted	On Demand	On & Off	$750,000,000
RFC	Committed	12/31/2005	On	$100,000,000
Chase (1)	Committed	11/29/2005	On	$150,000,000
Colonial Bank	Committed - Working Capital	5/30/2006	On	$83,000,000
Colonial Bank	Committed	5/30/2006	On	$284,500,000
Colonial Bank	Uncommitted	On Demand	Off	$100,000,000
Citigroup	Committed	2/27/2006	On	$1,000,000,000
Bear Stearns	Uncommitted	On Demand	On	$750,000,000
FNMA ASAP	Uncommitted	On Demand	Off	$100,000,000
Citigroup	Committed - Working Capital	3/21/2006	On	$50,000,000
Total				$3,367,500,000

Source:  Company Data

(1) Includes sublimit of $10.0 million for Servicing

[LOGO]

OPTEUM PRODUCTS

Five Star Series	-	Credit Grade Alt ‘A’
Five Star Expanded Series	-	Credit Grade “A-”
Five Star Second Lien Program	-	Credit Grade Alt ‘A’

Opteum Products - Underwriting Overview

[LOGO]

•	6 Documentation Types:
• Full Documentation;
• Stated Income / Verified Assets (SIVA); No Income / Verified Assets (NIVA);
• Stated Income / Stated Assets (SISA);
• No Income / No Assets (NINA);
• No Income / No Employment / Verified Assets (NINEVA)

•	40/30; 30 & 15 Year Fixed rate, 6 Month Libor, 2/28, 3/27, 5/25, 7/23 Hybrid ARM Products

•	Interest Only option available on both Fixed and Adjustable Rate Loans (Not available on 40-Yr. Fixed)

•	Prepayment Penalties: 1 to 5 Years (Hard Prepays & Soft Prepays offered)

•	Borrower & Lender Paid Mortgage Insurance (LPMI): 80.01% - 85% = 12%; 85.01 - 90% = 30%; 90.01 - 95% = 35%;
95.01% - 100% = 35%
• LPMI Option I - UGI (See Matrix for LTVs)
• LPMI Option II - PMI (See Matrix for LTVs)

•	Qualifying Ratios (Including Interest Only): LTV / CLTV >80%: 45%; 70.01 - 80%: 50%; <=70%: 55%

•	Credit Score & History:	• Minimum Credit Score is 620 for Primary Wage Earner;
• Loan Amounts or Combined Loan Amounts > $1M require 680 credit score for all borrowers;
• Second Home & Investment Properties with CLTV 95-100% requires 680 credit score for all borrowers;
• 2 year credit history required, with minimum 5 trades; 0 X 30 Mtg. Lates in last 12 months
• <=80% LTV; Minimum 3 trades; 2 must be rated traditional lines with 1 active in last 6 months; 0 X 30 Mtg. Lates in last 12 months
• New Home Buyer: Allowed under Full Doc & SIVA;
1) Full Doc: 620 credit score required for Primary Wage Earner; Reserves: < 1$MM - 2months PITI
2) SIVA: 660 credit score required for All Borrowers Reserves: 4 months PITI required

•	Revolving / Installment:	• <= 90% LTV; Disregard all lates;
• > 90% LTV Revolving: Max 2x30 Non-Rolling Lates;
• Installment: Max 1x30 Non-Rolling Lates in last 12 months.

•	Appraisals: All loans require a full appraisal in compliance with Fannie / Freddie requirements & State requirements

•	Appraisal Reviews:	• LTV 80.01–90% - Enhanced Desk Review; AVM’s CASA with score of 65% or higher; or HVE with an “H” or “M” score; or 2055 Exterior Drive By
• LTV 90.01-95% - Enhanced Desk Review
• Loan Amounts $500,000–999,999 Requires Enhanced Field Review regardless of LTV
• Loan Amounts or Combined Loan Amounts => $1M requires 2 Full Appraisal ordered by Opteum or Conduit Sellers

[LOGO]

EXPANDED A - PROGRAM

•	Purchase, Rate Term and Cash Out Transactions;
•	30-Year Fixed Rate and 2-Year and 3-Year Adjustable Rate mortgages;
•	Prepayment penalties: 1 – 3 year hard prepay;
•	Interest Only available on adjustable only;
•	Credit grades:	“AA”	=	0 x 30 mortgage lates
		“A”	=	1 x 30 mortgage lates
		“A-”	=	Up to 3 x 30 mortgage lates on full doc (rolling lates allowed)
		A-	=	Stated Documentation max 2 x 30 mortgage lates in last 12 months; Second Home & Investment = 2 x 30 mortgage lates in last 12 months

•	Credit History Trade Lines:
• 12 months mortgage / rental history required on all doc types;

• Full, Limited: LTV >90% or loans >$500K: 24 month credit history with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history;

• LTVs <90% or loans <$500K: Minimum 12 month history with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history;

• Stated: Minimum 24 month credit history with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

•	Minimum credit score: 580 based on Primary Wage Earner;

•	Maximum Loan Amounts: $750,000;

•	Maximum CLTV: 100% / max 1st lien = 80% CLTV;

•	Debt Ratios: 50%, will allow up to 55% debt to income ratio with compensating factors;

•	Mortgage Insurance: Not Required;

•	Appraisal Review:
• For loan amounts >$500k: Enhanced Field Review

• Second Home; Non – Owners; Seller carry – back, 3 – 4 Units; Subject to Enhanced Desk Review regardless of the LTV/CLTV

• Field Review may be ordered at the discretion of the underwriter and for all loans. AVMs are required for owner occupied, 1 & 2 Unit properties when LTV > 80%.

Opteum Products – Underwriting Guidelines

[LOGO]

SECOND LIEN PROGRAM

•	Purchase, Rate Term, Cash Out Transactions

•	30 year Amortized due in 15 years; 15 year fixed Fully Amortized

•	Credit Requirements:
• 2 years history, minimum 5 trades
• Minimum 12 months Mortgage / Rent History with 0x30 lates
• All Documentation Types, Full, Sated Income / Verified Assets (SIVA), Stated Income / Stated Assets (SISA), No Income / Verified Assets (NIVA)

•	Min. Credit Score 620 on all Doc Types except NIVA CLTV >95% requires 660

•	Maximum Loan Amount: $300,000

•	Maximum CLTV 100% - Owner Occupied - 1 Unit only under Full, SIVA, NIVA and SISA Documentation

•	Maximum CLTV 100% - Second Home & Investment Property - Owner Occupied - 1 Unit only under Full Documentation

Exception Process

The following exceptions on all products require management approval:

Regional Underwriting Managers:	Opteum’s Chief Credit Officers:

• Debt to Income Ratios	• Any exception to guideline on investor occupancy
• Minimum trade lines	• Purpose
• Reserves	• Occupancy
• Employment History	• LTV / CLTV
• Payment Shock	• Credit Score
• Maximum # of mortgages
• Mortgage History
• Property Type

All exceptions are reported into Opteum Origination System.

C&S Marketing Reports

C & S Marketing

automated workflow process

fraud & flip detection

collateral risk assessment

property & flood information services

AVM & valuation services

The Opteum Zone

[LOGO]

OPTEUM’S AUTOMATED UNDERWRITING ENGINE

•                Rules-based engine designed with logic, compensating factors, and risk grading

•                OZ utilizes the S&P Levels for Risk Grading for loans under Jumbo A, Alt ‘A and A-

•                Release Stage 1 – Pre-Qual released May 05 to wholesale & conduit channel

•                Release Stage 2 – Underwriting Decision Engine releasing in October 05

[LOGO]

OPTEUM MORTGAGE ACCEPTANCE CORP.
SECURITIZATIONS ISSUED

Opteum Mortgage Acceptance Corp – Securitizations thru August 2005

	HMAC 2004-1	HMAC 2004-2	HMAC 2004-3	HMAC 2004-4	HMAC 2004-5

Original Balance	$309,846,147.00	$387,791,245.00	$417,055,302.00	$410,125,325.00	$413,874,752.00

Close Date	March 5, 2004	May 10, 2004	July 1, 2004	August 17, 2004	October 1, 2004

LTV	81.640	77.350	77.000	79.600	79.340

Credit Score	683	692	692	690	690

Product Type

Fixed	$74,565,674.00	$114,345,346.00	$134,693,470.00	$100,946,691.00	$130,103,752.00
ARM 6 ML	$45,576,295.00	$17,328,194.00	$21,432,084.50	$17,451,467.00	$27,883,289.00
ARM 2/6	$121,797,275.00	$113,142,568.00	$103,004,081.32	$141,354,408.00	$141,783,825.00
ARM 3/6	$16,160,180.00	$51,137,778.00	$59,666,419.76	$65,789,554.00	$55,335,292.00
ARM 5/6	$50,542,803.00	$85,878,609.00	$90,720,624.97	$75,316,889.00	$54,476,221.00
ARM 7/6	$951,920.00	$5,606,750.00	$6,469,822.51	$8,898,316.00	$3,658,106.00
ARM 10/6	$252,000.00	$352,000.00	$1,068,800.00	$368,000.00	$634,267.00

Product Credit

Alt A	$273,664,352.00	$363,554,685.00	$379,626,203.00	$354,733,529.00	$355,627,679.00
Expanded (A-)	0	0	0	0	0
Subprime*	$36,181,795.00	$24,236,560.00	$37,429,099.00	$40,869,138.00	$44,043,766.00
Second Lien*	0	0	0	$14,522,658.00	$14,203,307.00

PrePay Type

Total Prepay	43.18%	43.53%	60.72%	73.63%	78.39%
Hard Type Only	43.15%	17.70%	37.45%	62.46%	68.36%

PrePay Speed

Curr Annualized CPR	34.10%	34.430%	38.250%	37.280%	37.270%

* Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC
2005-2).

Opteum Mortgage Acceptance Corp – Securitizations thru August 2005

	HMAC 2004-1	HMAC 2004-2	HMAC 2004-3	HMAC 2004-4	HMAC 2004-5

Original Balance	$309,846,147.00	$387,791,245.00	$417,055,302.00	$410,125,325.00	$413,874,752.00

Close Date	March 5, 2004	May 10, 2004	July 1, 2004	August 17, 2004	October 1, 2004

LTV	81.640	77.350	77.000	79.600	79.340

Credit Score	683	692	692	690	690

Product Type

Fixed	$74,565,674.00	$114,345,346.00	$134,693,470.00	$100,946,691.00	$130,103,752.00
ARM 6 ML	$45,576,295.00	$17,328,194.00	$21,432,084.50	$17,451,467.00	$27,883,289.00
ARM 2/6	$121,797,275.00	$113,142,568.00	$103,004,081.32	$141,354,408.00	$141,783,825.00
ARM 3/6	$16,160,180.00	$51,137,778.00	$59,666,419.76	$65,789,554.00	$55,335,292.00
ARM 5/6	$50,542,803.00	$85,878,609.00	$90,720,624.97	$75,316,889.00	$54,476,221.00
ARM 7/6	$951,920.00	$5,606,750.00	$6,469,822.51	$8,898,316.00	$3,658,106.00
ARM 10/6	$252,000.00	$352,000.00	$1,068,800.00	$368,000.00	$634,267.00

Product Credit

Alt A	$273,664,352.00	$363,554,685.00	$379,626,203.00	$354,733,529.00	$355,627,679.00
Expanded (A-)	0	0	0	0	0
Subprime*	$36,181,795.00	$24,236,560.00	$37,429,099.00	$40,869,138.00	$44,043,766.00
Second Lien*	0	0	0	$14,522,658.00	$14,203,307.00

PrePay Type

Total Prepay	43.18%	43.53%	60.72%	73.63%	78.39%
Hard Type Only	43.15%	17.70%	37.45%	62.46%	68.36%

PrePay Speed

Curr Annualized CPR	34.10%	34.430%	38.250%	37.280%	37.270%

* Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC
2005-2).

Fiscal 2005 Production Summary

•      Through August 31, 2005, Opteum Closed 4.6 Billion Dollars of Residential Mortgages

Product	# of Loans	Loan Amount	% of Total
FNMA / FHLMC	1,788	325,708,512	7.0%
FHA / VA	1,170	170,623,779	3.7%
Non-Conforming	749	239,263,601	5.2%
Prime ARM	514	105,238,754	2.3%
Alt-A	11,445	2,988,850,453	64.5%
Expanded A- / Subprime	1,693	405,744,042	8.8%
Second Liens	5,383	279,998,446	6.0%
Negative Am ARM	30	9,965,177	0.2%
Brokered Loan	736	108,249,699	2.3%
TOTAL	23,509	4,633,642,463	100.0%

* Opteum no longer securitize Subprime products (starting with OPMAC 2005-2) and seconds (the last one in OPMAC 2005-2).

Product Mix by Channel

Opteum Financial Services: Retail Production by Product
Year-to-Date through August 31, 2005

[CHART]

Total Retail Production = $1.543M

Opteum Financial Services: Wholesale Production by Product
Year-to-Date through August 31, 2005

[CHART]

Total Wholesale Production = $1.378M

Opteum Financial Services: Conduit Production by Product
Year-to-Date through August 31, 2005

[CHART]

Total Conduit Production = $1.698M

Issuance Summary

	TOTAL SECURITIZED	INTEREST ONLY (As a subset of the Total Securitized)

AMOUNT	6.6 Billion	4.7 Billion
LOAN AMOUNT	230,412	269,079
FICO	691	700
LTV	78.0%	76.5%
CLTV	84.7%	85.8%
% ARM	72%	81%
% FIXED	28%	19%
SFR	80%	84%
CONDO	11%	10%
2-4 UNIT	9%	6%
PURCHASE	58%	65%
RATE/TERM REFI	8%	7%
CASH-OUT REFI	34%	28%
PRIMARY RESIDENCE	82%	84%
END HOME	3%	4%
INVESTMENT PROPERTY	15%	12%
10 YEAR INTEREST ONLY	N/A	98%
AVE. MONTHLY BORROWER INCOME	8,556	8,733

Issuance Summary By Deal Name

Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA FICO
HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683
HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692
HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692
HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690
HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690
HMAC 2004-6	761,026,691	6.255	5.963	81.30	87.56	686
OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688
OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693
OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699
OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701
Total Issuance	6,645,187,869	6.036	5.741	77.55	84.73	693

Katrina Exposure

ALL STATES (1)

Investor Name	Loan Count	Balance
HMAC 1	4	502,121.31
HMAC 2	13	3,056,443.41
HMAC 3	11	1,372,045.34
HMAC 4	23	3,932,347.29
HMAC 5	27	4,030,834.66
HMAC 6	54	9,258,497.73
OP 05-1	45	6,719,112.64
OP 05-2	45	8,927,865.54
OP 05-3	56	10,709,732.72
OP 05-4	25	5,011,101.59
Total	303	53,520,102.23

AL, LA, MS ONLY

Investor Name	Loan Count	Balance	Current Deal Balance	% of Deal Balance
HMAC 1	4	502,121.31	180,178,956.00	0.279%
HMAC 2	7	1,731,304.16	275,571,871.00	0.628%
HMAC 3	8	968,289.41	316,821,569.00	0.306%
HMAC4	1	110,834.34	318,095,323.00	0.035%
HMAC5	12	1,297,639.56	332,318,435.00	0.390%
HMAC6	14	1,821,059.05	643,208,658.00	0.283%
OP 05-1	10	1,135,981.66	707,348,100.00	0.161%
OP 05-2	11	1,405,048.79	831,457,911.00	0.169%
OP 05-3	14	2,435,843.76	922,042,011.00	0.264%
OP 05-4	5	545,441.50	1,146,871,180.00	0.048%
Total	86	11,953,563.54

(1) “All states” are the zipcodes issued by FEMA

Collateral Detail - thru August 2005

Documentation Type	Percentage
Full Doc	22%
Stated Inc/Verified Asset	39%
Stated Inc/Stated Asset	25%
No Ratio	4%
NINA	10%

Fico Score	Percentage
680+	58%
660-679	16%
620-659	22%
580-619	4%
520-579	0%

LTV Distribution	Percentage
Less than 60%	11%
60.01-65%	4%
65.01-70%	8%
70.01-75%	6%
75.01-80%	57%
80.01-85%	2%
85.01-90%	6%
90.01-95%	4%
95.01-100%	2%

State Distribution	Percentage
CA	47%
GA	13%
NJ	6%
NY	2%
FL	5%
Other	27%

Security Performance

Name	Period	CPR	60 Day	90 Day	Total DQ	BK	FC	REO

2004-1	17	34.41	0.04%	0.00%	1.03%	3.12%	0.93%	0.89%
2004-2	15	34.43	0.02%	0.00%	1.06%	0.57%	1.36%	0.68%
2004-3	14	38.25	0.16%	0.00%	0.96%	0.60%	1.62%	0.13%
2004-4	12	37.28	0.00%	0.00%	0.75%	0.51%	1.16%	0.08%
2004-5	11	37.27	0.11%	0.01%	0.87%	0.26%	0.83%	0.08%
2004-6	9	37.63	0.08%	0.00%	0.96%	0.34%	0.74%	0.15%
2005-1	7	31.02	0.10%	0.00%	1.21%	0.13%	0.48%	0.00%
2005-2	4	22.97	0.29%	0.08%	1.00%	0.05%	0.09%	0.00%
2005-3(1)	2	11.90	0.00%	0.00%	0.17%	0.04%	0.00%	0.00%

For more Performance information, visit www.opteum.com (click on “Corporate” on the top menu; choose “Investors” from the left nav bars; click on “HMAC-OPTEMAC Performance”; and sign-up/register to obtain log-in access).

(1) Information provided as of 8-31-05

[LOGO]

SENIOR MANAGEMENT BIOS

Senior Management Bios

[GRAPHIC]

Peter Norden
Chairman, Chief Executive Officer, and President

Peter R. Norden has a long established track record in the mortgage banking industry. In 1975, he began his career as a senior auditor for Newark, N.J.-based Touche Ross and Company, where he specialized in mortgage banking. In 1988, his path led him to acquire Olde Town Mortgage Company, where he served as the company’s CEO.

That same year he and Martin J. Levine, President of First Builders Financial Corp., merged their respective companies to form First Town Mortgage Corporation. Norden served as the President and Chief Executive Officer of First Town until its purchase in March 1999 by Chase Manhattan Mortgage Corporation, and was appointed Executive Consultant. Norden then co-founded Homestar Mortgage Services, LLC in 1999, which went on to become Opteum Financial Services in December of 2004.

Norden serves on the Fannie Mae National Customer Advisory Board, the GMAC/RFC National Advisory Board and is the past President of the Mortgage Bankers Association of New Jersey.

[GRAPHIC]

Martin J. Levine
Executive Vice President and Chief Operations Officer

Martin J. Levine, a Certified Public Accountant, has an extensive background with major firms including Touche Ross and Company, Coopers and Lybrand, Kenneth Leventhal and Company and Pan American Properties. In 1987, he launched First Builders Financial Corporation, where he served as President until the company’s merger with Olde Towne Mortgage in 1989 to form First Town Mortgage Corporation. He served as Executive Vice President and Chief Operations Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage Corporation.

After the transition to Chase Manhattan, Levine co-founded Homestar Mortgage along with Peter R. Norden. Levine is a member of the American Institute of Certified Public Accountants, the Mortgage Bankers Association and the New Jersey Home-builders Association.

[GRAPHIC]

Rick E. Floyd
Executive Vice President and National Production Manager

Rick E. Floyd joined Opteum Financial Services in 2001 (under the Homestar Mortgage Services name). As a partner operating in the capacity of Executive Vice President / National Production Manager, he is responsible for managing production for the Opteum Retail and Wholesale origination channels of business throughout the nation. He also participates in the oversight in management of the company’s conduit operation.

His career began in the Banking Industry in the management and credit divisions at Georgia Federal Bank in Atlanta, GA. By 1989, he had moved to First Union National Bank in charge of business development for the Atlanta area. In 1992, he joined HomeSouth Mortgage Corporation as an Account Executive, later serving as production manager for the state of Georgia. He remained at HomeSouth during buyouts by First Town Mortgage and Chase Manhattan Mortgage, and was later appointed Georgia Regional Manager responsible for sales and operations.

In 2000, he joined HomeBanc Mortgage Corporation, where he was responsible for launching and overseeing the company’s Builder Services Group.

Floyd is a member of the board of governors for the Mortgage Bankers Association of Georgia, currently serving as secretary and as a member of the association’s ethics committee. He is also past President of the Atlanta Chapter for the Mortgage Bankers Association.

[GRAPHIC]

Frank Plenskofski
Chief Financial Officer

Frank Plenskofski, a Certified Public Accountant, began his accomplished career in the mortgage industry as an audit manager with Laventhol & Horwath in Philadelphia, Pa. After five years in the field, he was offered a position as the Senior Vice President and Chief Financial Officer of Hansen Savings Bank in Hammonton, NJ. Since 1988, Frank led ComNet Mortgage Services as Senior Vice President of Capital Markets and at GMAC Residential Mortgage Services as Senior Vice President, Chief Accounting Officer. At Rock Financial, where Frank served as Chief Financial Officer, he lead their Initial Public Offering raising in excess of $35.0 million. Frank culminated his career at Rock through their sale to Intuit in a pooling of interest that had an equivalent value to the shareholders for over $500.0 million.

Throughout his career of more than 20 years in the mortgage industry, he has been responsible for many different areas of the business, including Accounting/Finance, Capital Markets, Post Closing and Servicing. The culmination of his extensive experience has led him to join the executive team at Homestar where he serves as Chief Financial Officer. He is responsible for the Accounting/Finance, Capital Market and the Post Closing operations. Frank is a member of the American Institute of Certified Public Accountants.

[GRAPHIC]

Timothy P. O’Neill
Chief Accounting Officer

Tim O’Neill is a Certified Public Accountant who has a wide range of experience in the financial world. He began his career working for public accounting firms and an international manufacturer of art supplies. Eventually, he moved on to a real estate management and brokerage firm where he supervised everything from the payroll department to the creation and installation of a new general ledger and accounts payable system.

In 1991, Tim moved on to First Town Mortgage Corporation where his duties included preparing monthly and annual financial statements and daily cash management, among many other responsibilities. He served as Senior Vice President and Chief Financial Officer of First Town until its purchase in 1999 by Chase Manhattan Mortgage. Later the same year, he joined Peter R. Norden and Martin J. Levine at Homestar Mortgage Services, LLC where he continues as Opteum’s Senior Vice President and Chief Accounting Officer. Tim is a member of the American Institute of Certified Public Accountants and the NYSSCPA.

[GRAPHIC]

Jeff Pancer

Senior Vice President – Capital Markets

Jeff Pancer has been with Opteum since June 1999 (under the Homestar Mortgage Services name). As Senior VP – Secondary Marketing, he is responsible for hedging mortgage pipelines, providing daily pricing of all mortgage products and oversee MBS allocations department.

Prior to Opteum, Pancer was VP – Secondary Marketing with First Town Mortgage Corporation from 1997 and continued in the same capacity through the acquisition of Chase Manhattan Mortgage Corporation.

Pancer’s career path has included Dime Savings Bank, F.S.B., as AVP – Risk Analysis; First Fidelity Bank, N.A., as AVP – Secondary Marketing Trader; and Anchor Mortgage Services, Inc., as Mortgage Officer and Assistant Secretary.

[GRAPHIC]

Mary Glass-Schannault
Managing Director of Structured Finance
Senior Vice President

Mary Glass-Schannault has been with Opteum since October 2002 (formerly Homestar Mortgage Services). Ms. Schaunnault is recognized in the mortgage industry for being innovative and knowledgeable with more than 30 years experience in all phases of residential and commercial lending. Her major accomplishments have included writing the credit philosophy for the first Alternative A Products in 1993, and was instrumental in developing the secondary market for structured finance transactions with establishing risk-based pricing and credit grading. Upon the success of the Alt A Products, she successfully wrote other additional alternative mortgage products with a common sense approach to underwriting credit risk.

Ms. Schannault most recently served as a Founder and Principal Executive Officer of the Impac Mortgage Holdings and Impac Commercial Holdings, until August 1999; Executive Vice President, Managing Director, Impac Mortgage Holdings since its formation in 1995; Senior Vice President and Managing Director of ICII from 1992 to1995. Prior to this, Ms. Schannault held various similar positions dating back to 1971.

Responsible for the negotiation and management of Structured Finance including Remic and Asset-backed securitizations, whole loan transactions in excess of $20 billion dollars for both residential and commercial loans, Chief Credit Officer, Operations Manager of Product Development and Administration, Underwriting, Quality Control, Seller Administration, ALCO committee member for both residential and commercial assets.

[GRAPHIC]

Grace Currid
Senior Vice President
Chief Credit Officer

Grace Currid serves as Senior Vice President and Chief Credit Officer. She is responsible for managing all aspects of Opteum’s lending and credit policies and procedures. As part of this responsibility, she also manages the Quality Assurance division within Opteum. Prior to her position as the Chief Credit Officer, she was the National Operations Manager, responsible for all aspects of the loan file from processing through loan closing. Ms Currid joined Opteum (formerly Homestar), in 2001.

As a recognized industry leader, she is actively involved with the Mortgage Bankers Association of New Jersey, a Board of Governor and has also chaired multiple committees. Additionly, Ms. Currid is an active member of FNMA’s National Underwriting Advisory Board and previously has been an instructor for the American Bankers Association School of Mortgage Lending.

Prior to Opteum, she has held senior management roles with both Chase Manhattan Mortgage, Citicorp Mortgage and Mortgage.com.

Prior responsibilities included Underwriting Manager, Regional Credit Officer, Staff Appraiser Manager and Manager of technology implementation.

[GRAPHIC]

Bela M Donine
Vice President
Chief Credit Officer - Conduit

Prior to joining Opteum Funding (formerly Homestar), Ms. Donine was most recently the Senior Vice President - Underwriting / Credit and Chief Credit Officer for Impac Funding Corporation since its inception in 1995. In addition, she served on Executive Committee, Chaired Loan Committee, and served on the following: Product Committee, ALCO, IT Steering Committee, IDASL & IDASLg2 Steering Committee and the Homeland Security Committee.

Prior to Impac, Ms. Donine was Vice President - Underwriting / Credit for Imperial Credit Industries (ICI) since 1993, which later formed the Impac REIT.

Her experience includes ten years with The Associates and Ford Consumer Finance, where she was Vice President - Underwriting. She is also a member of the Mortgage Bankers Association.

[LOGO]

OPTEUM PRODUCT MATRICES

[LOGO]	27422 Portola Parkway, Second Floor	[LOGO]
	Foothill Ranch, CA 92610	Full / Alternative Income Documentation (Full / Alt Doc)
	Phone: 888.586.0002 Fax: 888.586.0004	Interest Only Feature Available
www.opteumwholesale.com

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	300K	95%	100%	95%	100%
1	400K	95%	100%	95%	100%
1	450K	95%	100%	95%	100%
1	500K	90%	100%	90%	100%
1	650K	85%	100%	85%	100%
1	750K	80%	100%	80%	100%
1	1M	80%	100%	80%	100%
1	1.5M	75%	90%	65%	90%
1	2M	65%	90%	65%	90%
2 to 4	400K	90%	95%	90%	95%
2 to 4	500K	90%	95%	90%	95%
2 to 4	650K	80%	95%	80%	95%
2 to 4	750K	75%	95%	75%	95%
2 to 4	1M	75%	90%	70%	90%
2 to 4	1.5M	70%	90%	65%	90%
2 to 4	2M	65%	90%	65%	90%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV	CLTV
1	300K	80%	100	%(1)	90%	95%
1	400K	95%	95%		90%	95%
1	450K	90%	95%		90%	95%
1	500K	90%	95%		90%	95%
1	650K	80%	95%		80%	95%
1	750K	80%	95%		80%	95%
1	1M	80%	95%		80%	95%
1	1.5M	70%	80%		50%	80%
1	2M	50%	80%		50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV		LTV		CLTV
1	300K	80%	100	%(1),(2)	85	%(3)	95%
1	400K	95%	95%		85	%(3)	95%
1	450K	90%	95%		85	%(3)	95%
1	500K	85%	95%		85%		95%
1	650K	80%	95%		80%		95%
1	750K	80%	95%		80%		95%
1	1M	80%	95%		80%		95%
1	1.5M	50%	80%		50%		80%
1	2M	50%	80%		50%		80%
2 to 4	400K	90%	95%		85	%(3)	95%
2 to 4	500K	85%	95%		85	%(3)	95%
2 to 4	650K	80%	95%		80%		95%
2 to 4	750K	75%	95%		75%		95%
2 to 4	1M	70%	80%		70%		80%
2 to 4	1.5M	50%	80%		50%		80%
2 to 4	2M	50%	80%		50%		80%

(1)                               2nd Home & Investment Property:  95.01 to 100% CLTV Purchase only, no Seller Contributions or Gifts allowed.

(2)                               Investment Property:  95.01 to 100% CLTV requites 6 months PITI Reserves.

(3)                               Investment Property:  Cash-Out > 80% LTV requires minimum 660 credit score for Loan amounts > $400K.

Program Parameters

Doc Type:

Full / Alt Doc: Full income documentation required. Completed, signed and dated 1003 Application. Minimum loan amount $40K.

Credit Score & History:

Credit score for Primary Wage Earner is 620. Loan amount or combined loan amounts >$1,000,000 requires 680 score for all borrowers when second mortgage is funded by Opetum. 2-year credit history required, with min. five (5) trades; three (3)must be rated traditional trades with one (1) active in last 6 mos. Rent or private party mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. See guidelines for complete details. Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months. 2nd Home & Investment Properties: 95.01 to 100% CLTV: All Borrowers require 680 credit score.

Employment:

Salaried Borrowers: Written VOE or most recent pay stubs covering a 30-day period with YTD earnings. 2 years W-2s from all employers, and a Verbal VOE at Close.

Self-Employed Borrowers: 2 years complete Tax Returns and IRS Form 4506 must be signed at closing.

Revolving / Installment:

<=90% LTV: Ignore all lates. >90% LTV: Revolving: Max 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Two most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Propertis: Loan Amount <=$1M - 4 months PITI. Loan Amount >$1M - 6 months PITI. Investment Landlord Experience: Less than 12 months allowed, 6 months PITI for all properties owned, including subject property.

Consumer Credit Counselling:

Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

>80% LTV / CLTV: 45%; 70.01 to 80% LTV / CLTV: 50%; <=70% LTV / CLTV: 55%.

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%; CLTV 95.01 to 100%; Not allowed

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004 / FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% - Seller may use the following AVMs: HVE with and ‘H’ or ‘M’ score, or a CSW / CASA with minimum safety score of 65%. If not available, Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $5000,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount => $1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the underwriter, additional review, comps or a new appraisal may be required.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public.  When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance.  Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

June 6, 2005

Copyright 2005 - Opteum Financial Services

Stated Income / Verified Assets (SIVA)

Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	100%	95	%(1)	100%
1	500K	90%	100%	90%		100%
1	650K	85%	100%	80%		100%
1	750K	80%	100%	80%		100%
1	1M	80%	95%	80%		90%
1	1.5M	70%	80%	60%		80%
1	2M	60%	80%	60%		80%

2 to 4	400K	90%	95%	90%		95%
2 to 4	450K	90%	95%	90%		95%
2 to 4	500K	90%	95%	90%		95%
2 to 4	650K	80%	95%	80%		95%
2 to 4	1M	70%	80%	70%		80%
2 to 4	1.5M	70%	80%	60%		80%
2 to 4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	95%
1	450K	90%	95%	90%	90%
1	500K	90%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	75%	95%	70%	90%
1	1.5M	65%	80%	50%	80%
1	2M	50%	80%	50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	95%	85	%(2)	90%
1	450K	85%	95%	80%		90%
1	500K	80%	95%	80%		90%
1	650K	80%	95%	75%		90%
1	1M	75%	95%	65%		90%
1	1.5M	50%	80%	50%		80%
1	2M	50%	80%	50%		80%

2 to 4	400K	90%	90%	85	%(2)	90%
2 to 4	450K	85%	90%	80%		90%
2 to 4	500K	80%	90%	80%		90%
2 to 4	650K	80%	90%	75%		90%
2 to 4	1M	70%	80%	65%		80%
2 to 4	1.5M	50%	80%	50%		80%
2 to 4	2M	50%	80%	50%		80%

(1)                               Owner Occupied:  Cash-Out > 90% LTV requires minimum 660 credit score.

(2)                               Investment Property:  Cash-Out > 80% LTV requires minimum 680 credit score.

Program Parameters

Doc Type:

SIVA: Employment and income are stated on 1003 Application, assets verified, debt ratios calculated. Minimum loan amount $40K.

First Time Homebuyer:

Credit Score: Minimum 660. Reserves: 4 months PITI.

Credit Score & History:

Credit score for Primary Wage Earner is 620. Loan amount >$1M requires 680 score for all borrowers. Combined loan amounts > $1M, when Opteum provides 2nd, requires 680 score for all borrowers. Min 12 mos. Mortgage/Rental History verified 0x30 in last 12 mos. Borrowers with no prior rental/housing acceptable with 660 score and 4 months PITI reserves, refer to product guidelines for requirements. 2-yr credit history required, with min 5 trades; 3 must be rated traditional with 1 active in last 6 mos. Rent or private party Mortgage counts as one trade. Allowed to build 1 non-traditional trade to meet requirement. LTV <= 80% with 2nd not provided by Opteum: 2-yr credit history with 3 trades; 2 must be rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history not allowed.

Employment:

Salaried Borrowers: Verbal VOE covering 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:

<=90% LTV: Ignore all lates. >90% LTV: Revolving: Max: 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Assets must be verified. Two most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M - 4 months PITI. Loan Amount >$1M - 6 months PITI. Investment Property: Combined Opteum 1st and 2nd liens require 6 months PITI.

Consumer Credit Counselling:

Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

>80% LTV / CLTV: 45%; 70.01 to 80% LTV / CLTV: 50%; <=70% LTV / CLTV: 55%. Payment Shock: Not to exceed 200%

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%; CLTV 95.01 to 100%; Not allowed

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25% 30 and 15 Year:

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004 / FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report). See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount =>$1M requires 2 full appraisals, completed by separate appraisers. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

No Income / Verified Assets (NIVA)

Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	100%	95	%(1)	100%
1	450K	95%	100%	90%		100%
1	500K	90%	100%	90%		100%
1	650K	85%	100%	80%		100%
1	1M	80%	95%	80%		90%
1	1.5M	70%	80%	60%		80%
1	2M	60%	80%	60%		80%

2 to 4	400K	90%	95%	90%		95%
2 to 4	450K	90%	95%	90%		95%
2 to 4	500K	90%	95%	90%		95%
2 to 4	650K	80%	95%	80%		95%
2 to 4	1M	70%	80%	70%		80%
2 to 4	1.5M	70%	80%	60%		80%
2 to 4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	95%
1	450K	95%	95%	90%	95%
1	500K	90%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	75%	95%	70%	90%
1	1.5M	65%	80%	50%	80%
1	2M	50%	80%	50%	80%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	95%	85	%(2)	90%
1	450K	85%	95%	80%		90%
1	500K	80%	95%	80%		90%
1	650K	80%	95%	75%		90%
1	1M	75%	95%	65%		90%
1	1.5M	50%	80%	50%		80%
1	2M	50%	80%	50%		80%

2 to 4	400K	90%	90%	85	%(2)	90%
2 to 4	450K	85%	90%	80%		90%
2 to 4	500K	80%	90%	80%		90%
2 to 4	650K	80%	90%	75%		90%
2 to 4	1M	70%	80%	65%		80%
2 to 4	1.5M	50%	80%	50%		80%
2 to 4	2M	50%	80%	50%		80%

(1)                               Owner Occupied:  Cash-Out > 90% LTV requires minimum 660 credit score.

(2)                               Investment Property:  Cash-Out > 80% LTV requires minimum 680 credit score.

Program Parameters

Doc Type:

NIVA: Employment stated on 1003, do not state income, assets verified, debt ratios are not calculated. Minimum loan amount $40K.

Credit Score & History:

Credit score for Primary Wage Earner is 620. CLTV >95% requires 660 score for primary wage earner. Loan amount >$1M requires 680 score for all borrowers. Combined loan amounts > $1M, when Opteum provides 2nd, requires 680 score for all borrowers. Min 12 mos Mortgage/Rental History verified, 0x30 in last 12 mos. 2-yr credit history required, min 5 trades; 3 must be rated traditional trades with 1 active in last 6 mos. Rent or private party Mortgage counts as 1 trade. Allowed to build one non-traditional trade to meet requirement, see requirement. LTV <= 80% with subordinate financing not provided by Opteum: 2-year credit history with 3 trades; 2 rated traditional with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB with no prior rental history not allowed.

Employment:

Salaried Borrowers: Verbal VOE covering 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:

<=90% LTV: Ignore all lates. >90% LTV: Revolving: Max 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Assets must be verified. Two most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M- 4 months PITI. Loan Amount >$1M - 6 months PITI. Investment Property: Combined Opteum 1st and 2nd liens require 6 months PITI.

Consumer Credit Counselling:

Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

No debt ratios are calculated. Payment Shock: Not to exceed 200%.

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%; CLTV 95.01 to 100%; Not allowed

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 38 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisals:

All loans require a full URAR (FNMA form 1004 / FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount =>$1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

Stated Income / Stated Assets (SISA)

Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	95%	100%	95	%(1)	100%
1	500K	90%	100%	90%		100%
1	650K	80%	100%	80%		100%
1	1M	80%	90%	70%		90%
1	2M	60%	80%	60%		80%

2 to 4	400K	90%	90%	90%		90%
2 to 4	500K	90%	90%	90%		90%
2 to 4	650K	80%	90%	80%		90%
2 to 4	1M	70%	80%	70%		80%
2 to 4	2M	60%	80%	60%		80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	95%
1	500K	90%	95%	90%	90%
1	650K	80%	95%	80%	90%
1	1M	70%	90%	70%	90%

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV		CLTV
1	400K	85%	85%	85	%(2)	85%
1	500K	75%	80%	75%		80%
1	650K	75%	80%	70%		80%
1	1M	65%	75%	60%		75%

2 to 4	400K	85%	85%	85	%(2)	85%
2 to 4	500K	75%	80%	75%		80%
2 to 4	650K	75%	75%	65%		75%
2 to 4	1M	65%	75%	55%		75%

(1)                               Owner Occupied: Cash-Out > 90% LTV requires minimum 660 credit score.

(2)                               Investment Property: Cash-Out > 80% LTV requires minimum 680 credit score.

*                                         Investment Landlord Experience: More than 12 months required

Program Parameters

Doc Type:

SISA: Employment, Income and Assets stated on 1003, debt ratios calculated. Minimum loan amount $40K.

Credit Score & History:

Credit score for Primary Wage Earner is 620. Loans with CLTV >95% require 660 score for primary wage earner. Loan amount >$1M require 680 score for all borrowers. Combined loan amount > $1M, when 2nd mortgage is funded by Opteum, requires 680 score for all borrowers. Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months. 2-yr credit history required, with minimum 5 trades; 3 must be rated traditional trades with one active in last 6 months. Rent or private party mortgage counts as 1 trade. Allowed to build one non-traditional trade to meet requirement. LTV <= 80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades; 2 must be rated traditional trades with 1 active in last 6 mos. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB without prior rental history is not allowed.

Employment:

Salaried Borrowers: Verbal VOEs covering a 2-year period. Self-Employed Borrowers: Letter from CPA or Business License confirming self-employment for minimum 2 years. 4506 is not required.

Revolving / Installment:

<= 90% LTV: Ignore all lates. >90% LTV: Revolving: Max 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Assets stated on 1003.

Reserves:

Owner Occupied: 2 months PITI; Loan Amount >$1M - 6 months PITI. 2nd Home & Investment Property: Loan Amount <=$1M - 4 months PITI. Loan Amount >$1M - 6 months PITI. Investment Property: Combined Opteum 1st and 2nd liens require 6 months PITI.

Consumer Credit Counselling:

Must be completed 2 years. Loan Amount >$1M must be completed 7 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loans >$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

>80% LTV / CLTV: 45%; 70.01 to 80% LTV / CLTV: 50%; <=70% LTV / CLTV: 55%. Payment Shock: Not to exceed 200%

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisal Requirements:

All loans require a full URAR (FNMA form 1004 / FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report). See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount => $1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

No Income / No Assets (NINA - No Doc)

Interest Only Feature Available

Owner Occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	90%
1	500K	90%	90%	80%	80%
1	650K	80%	90%	80%	80%
1	1M	70%	90%	60%	80%

2	400K	90%	90%	90%	90%
2	500K	85%	90%	80%	80%
2	650K	75%	90%	70%	80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	80%	80%	n/a	n/a
1	500K	75%	80%	n/a	n/a
1	650K	70%	80%	n/a	n/a
1	1M	65%	80%	n/a	n/a

Investment Property*

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	75%	75%	n/a	n/a
1	500K	70%	70%	n/a	n/a
1	650K	65%	65%	n/a	n/a

*   Investment Landlord Experience: More than 12 months required.

Program Parameters

Doc Type:

NINA No-Doc: Employment, Income and Assets NOT stated on 1003. Daytime and evening phone numbers only. Minimum loan amount $40K.

Credit Score & History:

Credit score for all borrowers is 620 to 90% LTV: 90.01-95% LTV is 660. Loans with subordinate financing require 680 for all borrowers. Loan amounts =$1M require 680 score for all borrowers. Minimum 12 months Mortgage/Rental History verified, 0x30 in last 12 months, 0x60 in last 24 months 2-yr credit history required, with minimum 5 trades; 3 must be rated traditional trades with 1 active in the last 6 months. Rent or private party Mortgage counts as 1 trade. Allowed to build 1 non-traditional trade to meet requirement. LTV<=80% with subordinate financing not provided by Opteum: 2-yr credit history with 3 trades; 2 rated traditional trades with 1 active in last 6 months. Rent or private party mortgage counts as 1 trade. Borrowers with reported mortgage trade can build 1 non-traditional trade. FTHB with no prior rental history not allowed.

Employment:

Do not state employment on 1003. 4506 is not required.

Revolving / Installment:

<=90% LTV: Ignore all lates. >90% LTV: Revolving: Max 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Not required.

Reserves:

Not required.

Consumer Credit Counseling:

Must be completed 2 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loan Amount=$1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

No debt ratios are calculated. Payment Shock: Not to exceed 200%.

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%. 15 Year: 80.01 to 85% = 6%; 85.01-90% = 17%; 90.01-95% = 25%

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisal Requirements:

All loans require a full URAR (FNMA form 1004 / FHLMC form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% requires Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report). See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Field Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review, regardless of LTV. Loan amount=> $1M requires 2 full appraisals, to be ordered by Opteum. At the discretion of the Underwriter, additional review, comps, or a new appraisal may be required.

No Income / No Employment / Verified Assets (NINEVA-No Doc)

Interest Only Feature Available

Owner occupied

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	95%	95%	90%	90%
1	550K	90%	90%	80%	80%
1	650K	80%	90%	80%	80%
1	1M	70%	90%	60%	80%

2	400K	90%	90%	90%	90%
2	500K	85%	90%	80%	80%
2	650K	75%	90%	70%	80%

2nd Home

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400k	80%	80%	n/a	n/a
1	500K	75%	80%	n/a	n/a
1	650K	70%	80%	n/a	n/a
1	1M	65%	80%	n/a	n/a

Investment Property

Purchase & Rate/Term Refi.	Refinance Cash-Out

Units	Loan Amt.	LTV	CLTV	LTV	CLTV
1	400K	75%	75%	n/a	n/a
1	500K	70%	70%	n/a	n/a
1	650K	65%	65%	n/a	n/a
1	1M	n/a	n/a	n/a	n/a

Program Parameters

Doc Type:

NINEVA No-Doc: Employment and income are not stated on 1003 Application. Assets are stated and verified. Daytime and evening phone numbers only. Minimum loan amount $40K.

Credit Score & History:

All borrowers must meet 620 credit score. LTV > 90% requires 660 credit score for All Borrowers. Loan amount = $1M requires 680 credit score for All Borrowers. Must verify 12 months mortgage/rental history. 0x30 in last 12 months, 0x60 in last 24 months. 2-year credit history required with 5 trades; 3 rated traditional with 1 active in last 6 months. Rent or private party mortgage = 1 trade. Allowed 1 non-traditional trade. LTV <= 80% requires 2-year credit history with 3 trades; 2 rated traditional with 1 active in last 6 months. Borrower with traditional mortgage trade may build 1 non-traditional to meet requirements.

Employment:

Do not state employment on 1003. 4506 is not required.

Revolving / Installment:

<=90% LTV: Ignore all lates. >90% LTV: Revolving: Max 2x30 non-rolling, Installment: Max 1x30 non-rolling in last 12 months.

Assets:

Assets must be verified. 2 most recent bank statements. See guidelines for complete details.

Reserves:

Owner Occupied: Loan amount <= $1M - 2 months PITI.Loan amount > $1M - 6 months PITI. 2nd Home & Investment: Loan amount <= $1M - 4 months PITI. Loan amount > $1M - 6 months PITI.
Consumer Credit Counseling:

Must be completed 2 years.

Bankruptcies / Foreclosures:

Bankruptcy: Discharged 2 years with good re-established and/or re-affirmed credit. Min. of 3 trades required. Foreclosures: None in last 3 years. Loan Amount = $1M, No BK/FC in last 7 years.

Tax Liens / Collections / Charge-offs / Judgments:

None within the last 12 months. All open liens, collections, judgments and charge-offs must be PIF prior to, or at closing. Medical collections, $500 aggregate amount, may remain open.

Qualifying Ratios:

No debt ratios are calculated.

Seller Contribution:

Owner Occupied: LTV >90%; Max 3% LTV 75.01 to 90%; Max 6% LTV <=75%; Max 9% 2nd Home & Investment Properties: LTV >80%; Max 3%; LTV <=80%; Max 6%

Max Cash-Out:

LTV <=95% - $100K LTV <=90% - $200K LTV <=80% - Unlimited

Mortgage Insurance:

Radian, RMIC, UGI and PMI. 15 and 30 Year: 80.01 to 85% = 12%; 85.01 to 90% = 30%; 90.01 to 95% = 35%;

Condos:

FNMA Warrantable and Low-Rise Non-Warrantable condominiums allowed. Maximum 1st lien is $650K. See guidelines for complete details.

Appraisal Requirements:

All loans require a full URAR (FNMA Form 1004 / FHLMC Form 70). Appraisal Review Requirements: LTV @ 80.01 to 90% - Seller may use the following AVMs: HVE with an ‘H’ or ‘M’ score, or a CSW / CASA with minimum safety score of 65%. If not available, Enhanced Desk Review or 2055 Exterior (Quantitative Appraisal Report) is required. See guidelines for complete details. LTV @ 90.01 to 95% requires Enhanced Desk Review. Loan amount of $500,000 to $999,999 requires Enhanced Field Review. Loan amounts $500K to $750K for Owner Occupied & 2nd Homes with LTV <= 80.00% requires Enhanced Desk Review. Loan amount => $1M requires 2 Full Appraisals, completed by separate appraisers. At the discretion of the Underwriter, additional review, comps or a new appraisal may be required.

[LOGO]	[LOGO]

EXPANDED A- PROGRAM

Purchase: R/T Refi & Cash Out

(See Additional Parameters For Limits)

	‘AA’ CREDIT (0x30)			‘A’ CREDIT (1x30)			A- CREDIT (3x30)
DOCUMENTATION TYPE	LTV	Loan Amount	Min. Score	LTV	Loan Amount	Min. Score	LTV	Loan Amount	Min. Score

FULL DOC	95%	400,000	580	95%	500,000	640	90%	500,000	580
	95%	500,000	600	95%	400,000	600	80%	650,000	600
	90%	500,000	580	90%	500,000	580	75%	750,000	620
	85%	650,000	580	85%	650,000	580
	80%	750,000	600	80%	750,000	600

LIMITED DOC	95%	400,000	600	90%	450,000	580	85%	400,000	580
	90%	600,000	600	85%	600,000	600	80%	600,000	620
	90%	450,000	580	80%	750,000	620	80%	450,000	580
	85%	750,000	620				75%	700,000	640
	80%	500,000	580				75%	500,000	580

STATED DOC	95%	400,000	620	90%	400,000	620	85%	400,000	580
	90%	400,000	580	85%	400,000	580	75%	650,000	640
	85%	650,000	620	80%	650,000	620
	80%	750,000	640

PROGRAM HIGHLIGHTS

•                  Mortgage Insurance not required

•                  Rolling Lates allowed

•                  Interest Only feature available (ARMs only)

•                  Up to 55% DTI allowed

•                  30 & 15 Year Fixed; 2 & 3 Year ARMs

•                  Prepay: 1 to 3 Year Hard (Buyout option)

•                  Interest Only payment used for qualifications

•                  Max loan amount for Condo’s is $600K

•                  No properties (including Rural / Unique properties) greater than 10 acres

•                  Rural Properties (OO, SFR only) reduce LTV 10%

•                  Debts paid at time of closing from loan proceeds not considered in cash-back limitations

•                  Owner Occupied (1 to 2 Units), and Second Homes up to $500K, max cash-out $150K.

•                  NOO; and 3 to 4 Units, up to $500K - max cash-out $100K

PROGRAM PARAMETERS

Maximum CLTV

O/O: 100% CLTV - Max 80% LTV on 1st 95% CLTV - No Restrictions on 1st LTV (Purch or Refi) Opteum does not offer secondary financing.

Adjustments To LTV & CLTV (Cumulative)

•   Condos / Attached PUD w/ Credit score < 620 reduce LTV 5%

•   NOO max loan amount $400K when LTV/CLTV > 80%

•   NOO minimum 600 credit score

•   NOO w/ credit score > 620 reduce LTV/CLTV 5%

•   NOO w/ credit score < 620 reduce LTV/CLTV 10%

•   3 - 4 Units, reduce LTV/CLTV 5%

•   NOO & Second Homes same as OO with max CLTV of 90%

•   OO Stated, All Second Homes and all NOO are limited to 2x30

•   Rural Properties (OO, SFR only) reduce LTV 10%

Credit Score Determination (Quality at start rate for both fixed & ARM) All borrowers must meet the minimum credit score requirements as outlined in the Program Matrix.

A full RMCR or tri-merged credit report is required to establish a valid representative credit score. Borrowers with no credit score are not eligible.

•     A minimum of 2 credit scores is required for each borrower - use the lower score.

•     The representative credit score for each borrower is defined as the lower of 2 or middle of 3 scores.

•     When a borrower has 3 scores and 2 of them are identical, one of the identical scores is considered the middle score.

•     The representative credit score for transactions involving more than one borrower is the lower of 2 or middle of 3 for the Primary Wage Earner (as defined below).

Determination of Primary Wage Earner for transactions involving more than one borrower:

•     The borrower with the highest income level will represent the Primary Wage Earner. Use representative score for that borrower.

•     If there are multiple borrowers, and none of the borrowers earn 51% of the total income, use the lowest scoring borrower’s selected score.

Credit History and Trade Lines

12 months mortgage/rental history required on all Doc Types. Full, Limited: LTV >90% or loans >$500K: Minimum 24 month credit history, with minimum 2 trades paid as agreed, 1 with minimum 24 month history, 1 with minimum 6 months history. LTV’s<90% or loans <$500K: Minimum 12 month credit history, with 2 trades paid as agreed, 1 with 12 months history, and 1 with 6 months history. Stated: Minimum 24 month credit history, with 3 trades paid as agreed, 1 with minimum 24 month credit history, 2 with minimum 6 months history.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public.  When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance.  Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

December 1, 2004

Copyright 2005 - Opteum Financial Services

Mortgage / Rent History

•                  A verification of Mortgage/Rental is required on all loans.  Current status and payment amount must be verified.

•                  Borrowers unable to provide 12-mos. mortgage/rental history or have no rental history (lived with relatives, military, etc.), or borrowers with free and clear homes with no mortgage activity in 12 mos. are eligible:

•                  With a minimum credit score of 600 may be graded “AA” if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.

•                  With a minimum credit score of 580 - 599 may be graded “A-” if meets minimum 24 month history, 1 account with 24 month history and 1 account with 6 months history, both paid as agreed.

•                  Available under all Full and Limited documentation types only

•                  In the case of a recent refinance, a combination of payment performance from multiple lenders for the same collateral may be used to complete the 12 mos. history requirement.

•                  For recent purchase, a combination of payment performance from a prior property or rental payments can be used to complete the 12 mos. history. Gaps in history of up to 6 mos. are allowed by obtaining the most recent 18 mos. history.

•                  Mortgage and/or Rental history verified by a third party or credit bureau; One of the following is acceptable:

•                  A 12 mos. rating stated on the RMCR or merged in-file report

•                  Verification of Mortgage completed by the holder of the Mortgage

•                  Copies of the front and back of 12 mos. consecutive mortgage/rental payment canceled checks

•                  Bank statements or direct payment records showing 1 mortgage/rental payment per month

•                  VOR for rental

•                  Rental History / Private Party Mortgage: Rent or private party mortgage can only be considered as an additional trade, when verified by a non-related landlord with one of the above doc. requirements. VOM/VOR must include the rental amount, payment history, and length of payment history.  If the VOR/VOM is not able to be re-verified, 12 mos. consecutive cancelled checks are required.  This is the only form of acceptable verification if the landlord is a relative or in the case of a non-arms length transaction. Exceptions are not allowed to the mortgage or rental history and verification requirements.

Rolling Mortgage / Rental Delinquncy

•                  “AA” Credit Grade: 0x30 mortgage/rental late in last 12 months

•                  “A” Credit Grade: 1x30 mortgage/rental late in last 12 months

•                  “A-” Credit Grade:

•                  Full and Limited Doc - Owner Occupied: 3x30 mortgage/rental lates in the last 12 months

•                  Stated Doc - Owner Occupied: 2x30 mortgage/rental lates in the last 12 months

•                  Second Home and Investment - All doc types: 2x30 mortgage/rental lates in the last 12 months

To determine the credit grade with mortgage/rental rolling lates, the following is the definition

•                  Six (6) consecutive 30-day delinquencies are considered 1x30

•                  Twelve (12) consecutive 30-day delinquencies are considered 2x30

•                  Rolling delinquency is permitted for 30-day delinquencies only

•                  If a loan is 30-days delinquent, then is 60-days delinquent, and then is 30 days delinquent again, the loan is 2x30 and 1x60

Delinquencies which exceed these stated requirements, are not eligible

Foreclosure (NOD) and Bankruptcy

•                  Chapter 7 & 13 Bankruptcy 2 or more yrs. from discharge date on ‘A’ & ‘AA’

•                  No Foreclosure in the last 3 yrs. if “AA” & “A” credit grades. If in the last 2 yrs. credit grade is “A-”. Foreclosure seasoning is based on sale date or payoff date. NOD seasoning based on filing date.

•                  A rating and approval of the proposed loan terms from the Ch 13 trustee is required if the discharge is in the last 12 mos. or if the BK 13 is being paid from loan proceeds.  If a mortgage is included in the Ch 13 BK plan, the trustee rating will be treated as the mortgage rating. Credit grading is under LTV/CLTV’s for ‘A-’.

Public Records, Judgments, Liens, Collections, Civil Suits, & Dispute Trades

•                  Borrower must pay off all delinquent credit - including delinquent taxes, judgments, delinquent child support payments, charged-off accounts, tax liens, and mechanic or material men’s liens or any other potential item that would affect lien position or diminish borrower’s Equity. All States, IRS and property tax liens are required to be paid whether or not they currently affect title.  No payment plans or subordination allowed.

•                  All charge-offs, collections, and disputed trade lines must be paid at closing when time elapsed since occurrence is less than 24 mos. and aggregated balances are the greater of $1500 for grade ‘AA’; $2,500 for grade ‘A’, and $3500 for grade ‘A-’

•                  Charge-offs, collections and disputed trade lines that are seasoned more than 24 mos. or are less than the aggregate balance calculation and do not affect title, then no payoff is required.

Reserve Requirements

Reserves are required on loans meeting the following parameters:

•                  LTV greater than 90%

•                  Loan amounts greater than $500K

•                  NOO investment properties

•                  2 - 4 Unit loans

•                  Second Homes

Owner occupied required reserves are 2 mos. PITI from borrowers own funds.  Second Homes (1 Unit only) and NOO investment properties (1 - 4 units) required reserves are 4 mos. PITI from borrowers own funds.

Proceeds from the sale of a property can be included without seasoning requirements.

2

Debt Ratios Compensating Factors

Max allowable total DTI is 50% for all credit grades and doc types. 55% DTI allowed for credit grades with one of the following compensating factors:

•                  Borrower’s own equity reduces LTV 10% below program maximum

•                  House payment and total debt <= Borrower’s current payment levels

•                  3 months PITI reserves (gift funds not allowed)

•                  Residual Income of $2K (full income documentation only)

•                  0x30 housing payment history for the past 24 months

•                  LTV is 75% or lower = 55% DTI

Borrowers are qualified at the Note rate for both fixed and adjustable rate mortgage programs.  Interest Only loans max 50% DTI

Cash Out Refinances

•                  Value is the appraised value for properties owned > 12 months

•                  Value is the appraised value for Owner Occupied and Second Home properties owned > 6 months and < 12 months with the following requirements:

•                  Underwriter discretion to reduce the maximum amount of cash out

•                  Minimum of Mandatory Enhanced Field Review to support value for Owner Occupied 1 and 2 unit properties with LTV’s > 80%, all 3 and 4 unit Owner Occupied and all Second Homes regardless of LTV.

•                  Minimum of an AVM for all Owner Occupied 1 and 2 properties with LTV’s <=80%.

The AVM must meet the following guidelines:

•                  HVE with acceptable scores of H or M

•                  CSW/CASA with minimum safety score of 65%

•                  If value available, an Enhanced Desk Review or 2055 exterior is required.

•                  Value is the lesser of appraised value or purchase price plus documented improvements for Owner Occupied and Second Home properties owned <= 6 months.

Loan Amounts Above $500K

•                  Rural / Unique Properties or properties with rural characteristics not allowed

•                  On all products and doc types, Cash Out to Borrower not to exceed $100K

•                  NOO Not allowed

Interest Only
(Available on adjustable mortgage loans)

•                  Interest Only feature available on 2/28 and 3/27 ARMs only.

•                  Minimum credit score of 600 is required or program minimum, whichever is greater

•                  Interest Only payment used for qualifications.

•                  Property must be SFR, Owner Occupied (Interest Only not available for Second Homes, NOO, and 2-4 Units)

•                  Interest Only feature is not available on 30 or 15 year fixed rate, first lien mortgages.

•                  Available on Full, Limited and Stated Documentation

•                  Max DTI 50%

Down Payment

For all documentation types, the minimum down payment of 5% of Value must be paid from the Borrower’s own funds.  The balance must be paid from cash, other equity, gift funds or Secondary Financing. A down payment of 100% gift funds is allowed at LTVs less than or equal to 80% when no Secondary Financing exists.  In this instance, closing costs may also be in the form of a gift.

To verify down payment funds, obtain a copy of the certified check from escrow (Dry States) or closing agent in every instance.  The certified funds must be drawn on the bank listed on the 1003 showing the funds for the down payment and closing costs.

No borrower down payment contribution is required when Secondary Financing is allowed and CLTV is 100%.

Seller Concessions

Seller contributions to non-recurring closing costs are limited to 6% of the purchase price.

Seller Held Seconds are allowed:

•                  100% LTV/CLTV with Seller Held Second requires borrower to contribute a minimum of $1K towards closing costs, and limits seller contribution to 3%

•                  100% LTV/CLTV with Seller Held Second requires a minimum of an enhanced desk review or field review at the discretion of the underwriter.

•                  All loan amounts >=$500K with Seller Held Seconds require enhanced field review

Mortgage Insurance

Not required.

Appraisal Reviews

For property values in excess of $500K: Enhanced Field Review required.

Second home; Non-owners; Seller carry-back, 3 to 4 Units; subject to Enhanced Desk Review regardless of the LTV/CLTV.  Field Review may be ordered at the discretion of the underwriter and for all loans.  AVMs are required for Owner Occupied, 1 & 2 Unit properties, when the LTV exceeds 80%.

3

Full Documentation

Salaried Borrowers (Assets Stated)

•                  2-yrs. employment history required

•                  Written VOE or paystubs covering most recent 30 day period with YTD earnings

•                  2-yrs. W-2’s if the borrower has changed employers in the past 2-yrs.  If not, most recent W2 is acceptable

•                  Verbal VOE at time of closing

•                  Assets must be stated on 1003.

Self-Employed Borrowers

•                  2-yes. Self-Employment required

•                  2-yrs. tax returns, including all schedules

•                  2-yrs. business tax returns (if applicable, required if borrower owns 25% or more of business)

•                  Assets must be stated on 1003.  Additional, undated IRS Form 4506 signed at closing

Self-Employed Borrowers (in lieu of tax returns)

•                  Proof of existence of business for 2-yrs. and 24 consecutive months personal bank statements (average of bank deposits will determine steady income stream)

•                  Large / unusual deposits excluded.  Deposits that are transfers from another account or line of credit excluded

•                  Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month

•                  individuals on the personal bank statement must be borrowers

•                  1003 must indicate borrower in same line of work for 24 mos.

•                  Income must be reasonable for employment; Verbal VOE

•                  24 months business bank statements in lieu of the 24 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business.

Fixed Income Borrowers

•                  W-2P Form

•                  Award Letter or Court Order and evidence of receipt

•                  2-yrs. 1099 Forms

•                  2-yrs. personal tax returns with all schedules

•                  Current financial statement

•                  Copy of divorce stipulation and decree or Court Order.  May require proof of continuance (i.e., Spousal Support)

Limited Documentation

Salaried Borrowers

•                  Most recent pay stub showing YTD income and W-2 Form for prior year, or written VOE

•                  Assets must be stated on 1003.

Self-Employed Borrowers

•                  2-yrs. Self-Employment required

•                  1-yrs. tax returns, including all schedules

•                  1-year business tax returns (if applicable, required if borrower owns 25% or more of business)

•                  Assets must be stated on 1003.  Additional, undated IRS Form 4506 signed at closing

Self-Employed Borrowers (in lieu of tax returns)

•                  Proof of existence of business for 2-yrs. and 12 consecutive months personal bank statements (average of bank deposits will determine steady income stream)

•                  Large / unusual deposits excluded.  Deposits that are transfers from another account or line of credit excluded

•                  Monthly income is calculated for qualifying purposes by averaging deposits of a consistent amount each month

•                  individuals on the personal bank statement must be borrowers

•                  1003 must indicate borrower in same line of work for 24 mos.

•                  Income must be reasonable for employment: Verbal VOE

•                  12 months business bank statements in lieu of the 12 months personal bank statements will only be considered when borrowers are sole proprietors of a DBA business.

Fixed Income Borrowers

(one of the following is required)

•                  W-2P Form

•                  Award Letter or Court Order and evidence of receipt

•                  2-yrs. 1099 Forms

•                  1-yr. personal tax returns with all schedules

•                  Copy of divorce stipulation and decree or Court Order.  May require proof of continuance (i.e., Spousal Support)

•                  Assets must be stated on 1003.

Stated Documentation

(No Asset Verification / No 4506 Required)

•                  2-yrs. employment history required

•                  Income and employment stated on 1003

•                  Income must be reasonable for employment stated

•                  Verbal VOE(s) prior to closing for salaried borrowers covering a 2-yr period

•                  Self-employed borrowers must provide proof of existence of business for 2-yrs.

•                  Fixed Income borrowers can not utilize Stated Documentation

•                  Wholesale will re-verify all CPA letters

•                  Rental Income state on the 1003

4

[LOGO]	27422 Portola Parkway, Second Floor	[LOGO]
Foothill Ranch, CA 92610
Phone: 888.586.0002 Fax: 888.586.0004
www.opteumwholesale.com

Full/Alt, SIVA, SISA & NINA – No Doc

Owner Occupied

Full Doc

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=300,000	100%	100%

2 to 4	<=250,000	95%	95%

SIVA, No Ratio

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=250,000	100%	100%
1	<=300,000	90%	90%
2 to 4	<=250,000	95%	95%

SISA

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=250,000	100%	100%
1	<=300,000	90%	90%
2 to 4	<=250,000	90%	90%

NINA

		Purchase & Rate/Term	Purchase, Rate/Term & Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=250,000	95%	90%
2	<=200,000	90%	90%

2nd Home

Full Doc

		Purchase & Rate/Term		Cash-out
Unit	Loan Amount	CLTV
1	<=125,000	100	%*	95%
1	<=250,000	95%		95%

SIVA, No Ratio

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=250,000	95%	95%

SISA

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=200,000	95%	95%

Investment Property

Full Doc

		Purchase & Rate/Term	Cash-out
Unit	Loan Amount	CLTV
1	<=125,000	100%	95%
1	<=250,000	95%	95%
2 to 4	<=250,000	95%	95%

SIVA, No Ratio

		Purchase, Rate/ Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=250,000	95%	90%

2 to 4	<=250,000	90%	90%

SISA

		Purchase, Rate/ Term	Cash-out
Unit	Loan Amount	CLTV	CLTV
1	<=150,000	90%	90%

2 to 4	<=150,000	90%	90%

* 95.01-100% CLTV 2nd Home and Investment:  Purchase Only, No seller contributions or Gifts allowed.

This Opteum Program Matrix is intended for use by mortgage professionals only and it should not be distributed to the public. When utilizing this matrix, it is understood that mortgage rates, loan terms and parameters are subject to change without notification in advance. Complete program guidelines for underwriting and/or additional criteria in regards to this loan program will be made available upon request.

February 4, 2005 Copyright 2005 - Opteum Financial Services

Program Parameters

Destiny Codes:

38015F2ND (15 Year Fixed): 38015B2ND (30/15 Year Balloon).

Doc Type/Program

Full Doc: Full Income Verification required
Stated Income/Verified Asset (SIVA): Employment and Income stated on application; Employment verified, Assets Verified.
No Ratio/Verified Asset (NIVA): Employment stated on application; Do not State Income; Assets verified; Debt ratio’s not calculated.
Stated Income/Stated Asset (SISA): Employment, income and assets stated on application; Employment verified
No Income/No Asset (NINA): Employment, income and assets are not stated on application; Daytime and Evening phone numbers only.
Fixed Rate mortgage: 15 year fully amortizing seconds or 30/15 year balloon seconds. All loans: Minimum loan amount is $25,000. All loans must meet more restrictive of first or second guidelines.

Credit Score and History:

Borrower(s) must have a minimum two-year credit history required, with minimum five (5) trades; three (3) must be rated traditional with one active in last 6 months. Rent or private party Mortgage counts as one (1) trade. Allowed to build one (1) non-traditional trade to meet requirement. See guidelines for complete details.

Full/Alt Doc: Minimum score of 620 for Primary Wage Earner, 95.01 to 100% CLTV Second Homes & Investment minimum score of 680 for all borrowers (purchase money only).
SIVA: Minimum score of 620 for Primary Wage Earner
No Ratio(NIVA). SISA: For all CLTV’s <=95%, minimum score of 620 for Primary Wager Earner; For all CLTV’s >95% minimum score of 660 for Primary Wage Earner
NINA: Minimum score of 680 for all borrowers.
Mortgage/Rental History: Must be verified, 0x30 in last 12 months, 0x60 in the last 24 months.

Major Adverse Credit: Tax Liens none allowed within the last 12 months. All open liens must be paid in full prior to or at closing. Open judgments, liens, charge-off, collections or other derogatory public items must be paid in full prior to or at closing. Medical collections $500 aggregate amount can be left open. Borrower must provide a written explanation for all derogatory accounts.

Bankruptcy/Foreclosure: Chapter 7 Bankruptcies discharged 2 or more years; Chapter 13 Bankruptcies discharged 2 or more years; All must have good re-established credit. Foreclosure: None in last 3 years. Written explanation and verification that the BK/FL resulted from circumstances beyond the borrowers control is required for all borrowers. Refer to guidelines for complete requirements.

Credit requirements after BK/FC: Borrowers should have re-established credit after bankruptcy, including minimum of 3 trade lines with a minimum of 12 months history, which can be new or re-affirmed debt from the bankruptcy, along with documented mortgage/rental history for minimum 12 months. All credit must be paid as agreed after the bankruptcy or foreclosure.

Revolving and Installment: <90% LTV/CLTV, disregard all lates; LTV / CLTV of >90%, maximum 2x30 Revolving and 1x30 on Installment debts in the last 12 months. See guidelines for complete requirements.

Borrower Eligibility:

US Citizens and Permanent Resident Aliens.
Non-Permanent Resident Aliens allowed for O/O & 2nd Homes only if occupant co-borrower is a US Citizen. Non-occupant Co-borrowers are allowed. See guidelines for details.

Employment:

Full/Alt: Salaried Borrowers: Written VOE OR pay stubs covering most recent 30 day period with YTD earnings and 2 years W-Zs. Verbal VOE at time of closing. Self-Employed Borrowers: 2 years self-employment required. 2 years tax returns, including at schedules and 2 years business tax returns (if applicable required if borrower owns 25% or more of business). Non-salaried Borrowers: 2 years of history receipt, verification of minimum of 3 years continuance of source of income, 2 years 1099’s, and most recent award letter, copies of 3 most recent check stubs or recent bank statements verifying receipt of income. All borrowers must sign IRS form 4506.

SIVA/NIVA/SISA: Salaried Borrowers: Verbal VOE at time of closing covering a 2 year continuous period. Self-Employed Employed Borrowers: 2 years self-employment required. Copy of business licenses business has existed for at least 2 years or letter from CPA verifying a minimum of 2 years self-employment. Non-salaried Borrowers: 2 years of history of receipt, verified by third party documentation and verification 3 years continuous of source of income. IRS form 4506 is not required.

NINA: Employment and income are NOT verified.

Assets / Reserves / Gifts:

Borrowers assets, if required, must be sourced and seasoned for a minimum of 60 days. All large deposits less than 60 days must be sourced and seasoned. Borrower must contribute 5% cash down payment from except as noted in “Minimum Equity Requirements” section of the guidelines. For loans at 100% CLTV, borrower must contribute closings cost not paid by seller from their own funds.

For Second Home and Investment at 95.01 to 100% CLTV, borrower must contribute all closing costs and prepaids from their own documented funds.

Reserves: Owner Occupied: 2 months PITI reserves; Second Homes: 4 months PITI reserves; Investments: 4 months PITI reserves.

Gifts: Acceptable for O/O, primary residence and O/O second/vacations homes only as Full, SIVA and NIVA only. Gifts are not allowed for second/vacation homes at 95.01-100% CLTV. Gift funds may be used for closing cost and prepaids, once borrower has met minimum downpayment requirements. Gift funds are not acceptable source for reserve requirements. See guidelines for complete requirements.

Qualifying Ratios:

80.01-100% CLTV: 45%: 70.01-80% CLTV: 50%, <70% CLTV: 55%. Borrowers must meet the more restrictive of the debt ratio guidelines for the first or second lien.

Cash-Out Limits:

>95% to <=100% CLTV= $50,000; >90% to <=95% CLTV = $100,000; >80 to <=90% CLTV= $200,000; <=80% CLTV = Unlimited.

Seller Contribution:

Primary: >90 LTV/CLTV = 3%; 75.01-90% LTV/CLTV = 6%; <=75% LTV/CLTV = 9%; 2nd Home: 95.01-100% CLTV NOT ALLOWED, >90-95% LTV/CLTV = 3%; 75.01 -90% LTV/CLTV=6%; <=75% LTV/CLTV=9%

Investment: <=80% LTV/CLTV=6%, LTV/CLVE>80.01 to <=95% CLTV=3%, CLTV 96.01-100%, NOT ALLOWED.

First Lien Financing:

Max first lien LTV for loans with subordinate financing is the lesser of 80% or max allowed for loan amount. The maximum CLTV allowed is 100%, where applicable. A copy of the first lien note and HUD are required in For stand alone seconds, a copy of the original first lien mortgage note is required in the file. To determine qualifying ratios for loans with ARM first liens, use the maximum payment in effect at the beginning of the

Condos / PUDS:

Condos: FNMA Warrantable cordominums maximum first lien is $650,000. PUDS: FNMA warrantable PUDs.

Appraisals:

All loans require a minimum Uniform Residential Appraisal Report (Fannie Mae form 1004 / FHLMC form 70): schedules and addendum are required if applicable.

• LTV/CLTV’s 80.01-90% require an Enhanced Desk Review or a 2055 (Quantitative Appraisal report) Exterior only. LTV/CLTV’s 80.01-90% for Full Doc Loans ONLY will allow AVM’s meeting the following guidelines;

HVE with acceptable scores of H’ or ‘M’, CSW/Casa with minimum safety score of 65%, if not available Enhanced Desk Review or a 2055 Exterior is required.

• LTV/CLTV’s 95.01-100% require an Enhanced Field Review.
• Combined Loan Amounts of $500,000 to $999,000 require an Enhanced Field Review.
• Combined Loan Amounts greater than $1,000,000 require 2 full appraisals, completed by two separate appraisers.
• NOTE: At the discretion of the Underwriter, an additional review, additional comps and/or a new appraisal may be required. See guidelines for complete requirements.

Mortgage Insurance:

Not required.

Miscellaneous:

• Cash out transactions in Texas are not allowed.
• Payment Shock: For Full doc loans, not generally calculated, however, payment shock may be considered at underwriters discretion. For SIVA, No Ratio, SISA & NINA Payment Shock not to exceed 200%.
Payment Shock is calculated as: Proposed PITI minus Current Housing = Housing Difference; Housing Difference divided by Current Housing = % Payment Shock.
• Properties where title is held in a corporation or partnership name are not eligible for financing. Refer to guidelines for all other ineligible properties.